Related Party Transactions and Arrangements	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions and Arrangements	Related Party Transactions and Arrangements
As of December 31, 2020 and 2019, the Special Limited Partner owned 9,008 and 8,888 shares, respectively, of the Company’s outstanding common stock. The Advisor and its affiliates may incur and pay costs and fees on behalf of the Company. As of December 31, 2020 and 2019, the Advisor held 90 partnership units in the OP designated as “OP Units” (“OP Units”).
The limited partnership agreement of the OP (as amended from time to time, the “LPA”) allows for the special allocation, solely for tax purposes, of excess depreciation deductions of up to $10.0 million to the Advisor, a limited partner of the OP.  In connection with this special allocation, the Advisor has agreed to restore a deficit balance in its capital account in the event of a liquidation of the OP and has agreed to provide a guaranty or indemnity of indebtedness of the OP.
Fees Incurred in Connection with the Operations of the Company
On February 17, 2017, the members of a special committee of the Board unanimously approved certain amendments to and a restatement of the then effective advisory agreement, by and among the Company, the OP and the Advisor (the “Second A&R Advisory Agreement”). The Second A&R Advisory Agreement, which superseded, amended and restated the previously effective advisory agreement (the “Original A&R Advisory Agreement”), took effect on February 17, 2017. The initial term of the Second A&R Advisory Agreement expires on February 17, 2027, and is automatically renewable for another ten-year term upon each ten-year anniversary unless the Second A&R Advisory Agreement is terminated (i) with notice of an election not to renew at least 365 days prior to the applicable tenth anniversary, (ii) in accordance with a change of control (as defined in the Second A&R Advisory Agreement) or a transition to self-management, (iii) by 67% of the independent directors of the Board for cause, without penalty, with 45 days’ notice or (iv) with 60 days prior written notice by the Advisor for (a) a failure to obtain a satisfactory agreement for any successor to the Company to assume and agree to perform obligations under the Second A&R Advisory Agreement or (b) any material breach of the Second A&R Advisory Agreement of any nature whatsoever by the Company.
On July 25, 2019, the Company entered into Amendment No. 1 to the Second Amended and Restated Advisory Agreement (the “Advisory Agreement Amendment”) among the Company, the OP, and the Advisor. The Advisory Agreement Amendment was unanimously approved by the Company’s independent directors. Additional information on the Advisory Agreement Amendment is included later in this footnote under “—Professional Fees and Other Reimbursements.”
Acquisition Expense Reimbursements
The Advisor may be reimbursed for services provided for which it incurs investment-related expenses, or insourced expenses. The amount reimbursed for insourced expenses may not exceed 0.5% of the contract purchase price of each acquired property or 0.5% of the amount advanced for a loan or other investment. Additionally, the Company reimburses the Advisor for third party acquisition expenses. Under the Second A&R Advisory Agreement, total acquisition expenses may not exceed 4.5% of the contract purchase price of the Company’s portfolio or 4.5% of the amount advanced for all loans or other investments. This threshold has not been exceeded through December 31, 2020.
Asset Management Fees and Variable Management/Incentive Fees
Under the LPA and the advisory agreement that was superseded by the Original A&R Advisory Agreement and until March 31, 2015, for its asset management services, the Company issued the Advisor an asset management subordinated participation by causing the OP to issue (subject to periodic approval by the Board) to the Advisor partnership units of the OP designated as “Class B Units” (“Class B Units”). The Class B Units were intended to be profit interests and vest, and no longer are subject to forfeiture, at such time as: (x) the value of the OP’s assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6.0% cumulative, pre-tax, non-compounded annual return thereon (the
“Economic Hurdle”); (y) any one of the following occurs: (1) a listing; (2) another liquidity event or (3) the termination of the advisory agreement by an affirmative vote of a majority of the Company’s independent directors without cause; and (z) the Advisor is still providing advisory services to the Company (the “Performance Condition”).
Unvested Class B Units will be forfeited immediately if: (a) the advisory agreement is terminated for any reason other than a termination without cause; or (b) the advisory agreement is terminated by an affirmative vote of a majority of the Company’s independent directors without cause before the Economic Hurdle has been met.
Subject to approval by the Board, the Class B Units were issued to the Advisor quarterly in arrears pursuant to the terms of the LPA. The number of Class B Units issued in any quarter was equal to: (i) the excess of (A) the product of (y) the cost of assets multiplied by (z) 0.1875% over (B) any amounts payable as an oversight fee (as described below) for such calendar quarter; divided by (ii) the value of one share of common stock as of the last day of such calendar quarter, which was initially equal to $22.50 (the price in the Company’s initial public offering of common stock minus the selling commissions and dealer manager fees). The value of issued Class B Units will be determined and expensed when the Company deems the achievement of the Performance Condition to be probable. As of December 31, 2020, the Company cannot determine the probability of achieving the Performance Condition. The Advisor receives cash distributions on each issued Class B Unit equivalent to the cash distribution paid, if any on the Company’s common stock in an amount retroactively adjusted to reflect the Stock Dividends, other stock dividends and other similar events. These distributions on Class B Units are included in general and administrative expenses in the consolidated statement of operations and comprehensive loss until the Performance Condition is considered probable to occur. The Board has previously approved the issuance of 359,250 Class B Units to the Advisor in connection with this arrangement. The Board determined in February 2018 that Economic Hurdle had been satisfied, however none of the events have occurred, including a listing of the Company’s common stock on a national securities exchange, which would have satisfied the other vesting requirement of the Class B Units. Therefore, no expense has ever been recognized in connection with the Class B Units.
On May 12, 2015, the Company, the OP and the Advisor entered into an amendment to the then-current advisory agreement, which, among other things, provided that the Company would cease causing the OP to issue Class B Units to the Advisor with respect to any period ending after March 31, 2015.
Effective February 17, 2017, the Second A&R Advisory Agreement requires the Company to pay the Advisor a base management fee, which is payable on the first business day of each month. The fixed portion of the base management fee is equal to $1.625 million per month, while the variable portion of the base management fee is equal to one-twelfth of 1.25% of the cumulative net proceeds of any equity (including convertible equity and certain convertible debt but excluding proceeds from the DRIP) issued by the Company and its subsidiaries subsequent to February 17, 2017 per month. The base management fee is payable to the Advisor or its assignees in cash, OP Units or shares, or a combination thereof, the form of payment to be determined at the discretion of the Advisor and the value of any OP Unit or share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.
In addition, the Second A&R Advisory Agreement requires the Company to pay the Advisor a variable management/incentive fee quarterly in arrears equal to (1) the product of fully diluted number of shares of common stock outstanding multiplied by (2) (x) 15.0% of the applicable prior quarter’s Core Earnings (as defined below) per share in excess of $0.375 per share plus (y) 10.0% of the applicable prior quarter’s Core Earnings per share in excess of $0.47 per share. Core Earnings is defined as, for the applicable period, net income or loss, computed in accordance with GAAP, excluding non-cash equity compensation expense, the variable management/incentive fee, acquisition and transaction related fees and expenses, financing related fees and expenses, depreciation and amortization, realized gains and losses on the sale of assets, any unrealized gains or losses or other non-cash items recorded in net income or loss for the applicable period, regardless of whether such items are included in other comprehensive income or loss, or in net income, one-time events pursuant to changes in GAAP and certain non-cash charges, impairment losses on real estate related investments and other than temporary impairments of securities, amortization of deferred financing costs, amortization of tenant inducements, amortization of straight-line rent and any associated bad debt reserves, amortization of market lease intangibles, provision for loss loans, and other non-recurring revenue and expenses (in each case after discussions between the Advisor and the independent directors and approved by a majority of the independent directors). The variable management/incentive fee is payable to the Advisor or its assignees in cash or shares, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor and the value of any share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. No variable management incentive fee was incurred for the years ended December 31, 2020, 2019 and 2018.
Property Management Fees
Unless the Company contracts with a third party, the Company pays the Property Manager a property management fee on a monthly basis, equal to 1.5% of gross revenues from the Company’s stand-alone single-tenant net leased properties managed and 2.5% of gross revenues from all other types of properties managed, plus market-based leasing commissions applicable to the geographic location of the property. The Company also reimburses the Property Manager for property level expenses incurred by the Property Manager. The Property Manager may charge a separate fee for the one-time initial rent-up or leasing-up of newly constructed properties in an amount not to exceed the fee customarily charged in arm’s length transactions by others rendering similar services in the same geographic area for similar properties, and the Property Manager is allowed to receive a higher property management fee in certain cases if approved by our Board of Directors (including a majority of the independent directors).
If the Company contracts directly with third parties for such services, the Company will pay the third party customary market fees and will pay the Property Manager an oversight fee of 1.0% of the gross revenues of the property managed by the third party. In no event will the Company pay the Property Manager or any affiliate of the Property Manager both a property management fee and an oversight fee with respect to any particular property. If the Property Manager provides services other than those specified in the Property Management Agreement, the Company will pay the Property Manager a monthly fee equal to no more than that which the Company would pay to a third party that is not an affiliate of the Company or the Property Manager to provide the services.
On February 17, 2017, the Company entered into the Amended and Restated Property Management and Leasing Agreement (the “A&R Property Management Agreement”) with the OP and the Property Manager. The A&R Property Management Agreement automatically renews for successive one-year terms unless any party provides written notice of its intention to terminate the A&R Property Management Agreement at least 90 days prior to the end of the term. Neither party provided notice of intent to terminate. The current term of the A&R Property Management Agreement expires February 17, 2021.The Property Manager may assign the A&R Property Management Agreement to any party with expertise in commercial real estate which has, together with its affiliates, over $100.0 million in assets under management.
On April 10, 2018, in connection with the Multi-Property CMBS Loan, the Company and the OP entered into a further amendment to the A&R Property Management Agreement confirming, consistent with the intent of the parties, that the borrowers under the Multi-Property CMBS Loan and other subsidiaries of the OP that own or lease the Company’s properties are the direct obligors under the arrangements pursuant to which the Company’s properties are managed by either the Property Manager or a third party overseen by the Property Manager pursuant to the A&R Property Management Agreement.
Professional Fees and Other Reimbursements
The Company reimburses the Advisor’s costs of providing administrative services including personnel costs, except for costs to the extent that the employees perform services for which the Advisor receives a separate fee. This reimbursement includes reasonable overhead expenses for employees of the Advisor or its affiliates directly involved in the performance of services on behalf of the Company, including the reimbursement of rent expense at certain properties that are both occupied by employees of the Advisor or its affiliates and owned by affiliates of the Advisor. During the year ended December 31, 2020, 2019 and 2018, the Company incurred $10.8 million, $10.6 million and $8.9 million, respectively, of reimbursement expenses from the Advisor for providing administrative services. These reimbursement expenses are included in general and administrative expense on the consolidated statements of operations and comprehensive income (loss).
On July 25, 2019, the Company entered into the Advisory Agreement Amendment. Under the Second A&R Advisory Agreement, including prior to the Advisory Agreement Amendment, the Company has been required to reimburse the Advisor for, among other things, reasonable salaries and wages, benefits and overhead of all employees of the Advisor or its affiliates, except for costs of employees to the extent that the employees perform services for which the Advisor receives a separate fee.
The Advisory Agreement Amendment clarifies that, with respect to executive officers of the Advisor, the Company is required to reimburse the Advisor or its affiliates for the reasonable salaries and wages, benefits and overhead of the Company’s executive officers, other than for any executive officer that is also a partner, member or equity owner of AR Global, an affiliate of the Advisor.
Further, under the Advisory Agreement Amendment, the aggregate amount of expenses relating to salaries, wages and benefits, including for executive officers and all other employees of the Advisor or its affiliates (the “Capped Reimbursement Amount”), for each fiscal year is subject to a limit that is equal to the greater of: (a) a fixed component (the “Fixed Component”) and (b) a variable component (the “Variable Component”).
Both the Fixed Component and the Variable Component increase by an annual cost of living adjustment equal to the greater of (x) 3.0% and (y) the CPI, as defined in the amendment for the prior year ended December 31st. Initially, for the year ended December 31, 2019; (a) the Fixed Component was equal to $6.8 million and (b) the Variable Component was equal to (i) the sum of the total real estate investments, at cost as recorded on the balance sheet dated as of the last day of each fiscal quarter (the “Real Estate Cost”) in the year divided by four, which amount is then (ii) multiplied by 0.29%.
If the Company sells real estate investments aggregating an amount equal to or more than 25.0% of Real Estate Cost, in one or a series of related dispositions in which the proceeds of the disposition(s) are not reinvested in Investments (as defined in the Advisory Agreement Amendment), then within 12 months following the disposition(s), the advisory agreement requires the Advisor and the Company to negotiate in good faith to reset the Fixed Component; provided that if the proceeds of the disposition(s) are paid to shareholders of the Company as a special distribution or used to repay loans with no intent of subsequently re-financing and re-investing the proceeds thereof in Investments, the advisory agreement requires these negotiations within 90 days thereof, in each case taking into account reasonable projections of reimbursable costs in light of the Company’s reduced assets.
As part of this reimbursement, for the year ended December 31, 2020, the Company paid approximately $2.5 million in 2019 to the Advisor or its affiliates as reimbursement for bonuses of employees of the Advisor or its affiliates who provided administrative services during such calendar year, prorated for the time spent working on matters relating to the Company. The Company does not reimburse the Advisor or its affiliates for any bonus amounts relating to time dedicated to the Company by Edward M. Weil, Jr., the Company’s Chief Executive Officer. The Advisor formally awarded 2019 bonuses to employees of the Advisor or its affiliates in September 2020 (the “2019 Bonus Awards”). The original $2.5 million estimate for bonuses recorded and paid to the Advisor in 2019 exceeded the cash portion of the 2019 Bonus Awards to be paid to employees of the Advisor or its affiliates and to be reimbursed by the Company by $1.2 million. As a result, during the three months ended September 30, 2020, the Company recorded a receivable from the Advisor of $1.2 million in prepaid expenses and other assets on the consolidated balance sheet and a corresponding reduction in general and administrative expenses. Pursuant to authorization by the independent members of the Company’s board of directors, the $1.2 million receivable is payable to the Company over a 10-month period from January 2021 through October 2021.
Reimbursements for the cash portion of 2020 bonuses to employees of the Advisor or its affiliates continue to be expensed and reimbursed on a monthly basis during 2020 in accordance with estimates provided by the Advisor. Generally, prior to the 2019 Bonus Awards, employee bonuses have been formally awarded to employees of the Advisor or its affiliates in March as an all - cash award and paid out by the Advisor in the year subsequent to the year in which services were rendered to the Company.
In December 2020, after mediation on October 27, 2020, the Advisor agreed to a settlement with the Company’s former chief executive officer for severance claims related to his termination in 2018. Pursuant to the settlement, among other parties, the Advisor advised the Company that the Company and its directors and officers were released from any and all actions or claims the former chief executive officer now has or may ever have against them. Prior to the agreement, the Advisor did not believe any settlement was probable. In consideration of the release, among other things, and upon the recommendation of its nominating and corporate governance committee, which determined that the reimbursement was advisable and fair to, and in the best interest of, the Company, the Company’s board of directors approved the reimbursement by the Company to the Advisor of severance payments and legal costs relating to this settlement and determined that the reimbursement for those payments and costs would not be subject to (and therefore would not be aggregated with other reimbursements that are subject to) the Capped Reimbursement Amount. The Company recorded approximately $2.2 million of expenses for the reimbursement which is included in general and administrative expenses in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2020.
Summary of fees, expenses and related payables
The following table details amounts incurred, forgiven and payable in connection with the Company’s operations-related services described above as of and for the periods presented:

	Year Ended December 31,			Payable (Receivable) as of
	2020	2019	2018	December 31,
(In thousands)	Incurred	Incurred	Incurred	2020		2019
One-time fees and reimbursements:
Acquisition cost reimbursements	$81	$39	$176	$11		$—
Ongoing fees and reimbursements:
Asset management fees	19,987	19,526	19,500	—		27
Property management fees (6)	4,197	3,888	3,571	288		(44)
Professional fees and other reimbursements (1) (4)	12,102	10,073	8,883	(61)		(377)	(5)
Professional fees credit due from Advisor	(1,217)	—	—	(1,217)	(3)	—
Distributions on Class B Units (2)	178	305	340	—		—
Total related party operation fees and reimbursements	$35,328	$33,831	$32,470	$(979)		$(394)
_________
(1)    Included in general and administrative expenses in the consolidated statements of operations. Includes $5.6 million and $7.2 million subject to the Capped Reimbursement Amount for the years ended December 31, 2020 and 2019, respectively.
(2)     Prior to April 1, 2015, the Company caused the OP to issue (subject to periodic approval by the Board) to the Advisor restricted performance-based Class B Units for asset management services. As of December 31, 2020, the Board had approved the issuance of, and the OP had issued, 359,250 Class B Units to the Advisor in connection with this arrangement. Effective April 1, 2015, the Company began paying an asset management fee to the Advisor or its assignees in cash, in shares, or a combination of both and no longer issues any Class B Units.
(3)     Balance includes a receivable of $1.2 million from the Advisor related to the overpayment of 2019 Bonus Awards as of December 31, 2020 which, pursuant to authorization by the independent members of the Company’s board of directors, is payable over a ten month period from January 2021 to October 2021.
(4)     During the year ended December 31, 2019, the Company recorded a reduction of general and administrative expenses in the amount of $0.5 million related to the reversal of a payable balance due to RCS Capital Corporation. During the year ended December 31, 2020 the Company recorded approximately $2.2 million of expense reimbursements to the Advisor for severance payments and related legal costs relating to the termination of its former Chief Executive Officer.
(5) Balance includes a receivable of $0.5 million from the Advisor as of December 31, 2019, previously recorded in the fourth quarter of 2018, which, pursuant to authorization by the independent members of the Company’s board of directors, was fully paid during 2020.
(6)    Inclusive of $0.3 million of leasing commissions which are included in prepaid expenses and other assets on the consolidated balance sheet as of December 31, 2020.
Fees and Participations Incurred in Connection with a Listing or the Liquidation of the Company’s Real Estate Assets
Fees Incurred in Connection with a Listing
If the common stock of the Company is listed on a national exchange, the Special Limited Partner will be entitled to receive a promissory note as evidence of its right to receive a subordinated incentive listing distribution from the OP equal to 15.0% of the amount by which the market value of all issued and outstanding shares of common stock plus distributions exceeds the aggregate capital contributed plus an amount equal to a 6.0% cumulative, pre-tax non-compounded annual return to investors in the Company’s initial public offering of common stock. No such distribution was incurred during the years ended December 31, 2020, 2019 and 2018. If the Special Limited Partner or any of its affiliates receives the subordinated incentive listing distribution the Special Limited Partner and its affiliates will no longer be entitled to receive the subordinated participation in net sales proceeds or the subordinated incentive termination distribution described below.
Subordinated Participation in Net Sales Proceeds
Upon a liquidation or sale of all or substantially all of the Company’s assets, including through a merger or sale of stock, the Special Limited Partner will be entitled to receive a subordinated participation in the net sales proceeds of the sale of real estate assets from the OP equal to 15.0% of remaining net sale proceeds after return of capital contributions to investors in the Company’s initial public offering of common stock plus payment to investors of a 6.0% cumulative, pre-tax non-compounded annual return on the capital contributed by investors. No such participation in net sales proceeds became due and payable during the years ended December 31, 2020, 2019 and 2018. Any amount of net sales proceeds paid to the Special Limited Partner or any of its affiliates prior to the Company’s listing or termination or non-renewal of the advisory agreement with the
Advisor, as applicable, will reduce dollar for dollar the amount of the subordinated incentive listing distribution described above and subordinated incentive termination distribution described below.
Termination Fees
Under the operating partnership agreement of the OP, upon termination or non-renewal of the advisory agreement with the Advisor, with or without cause, the Special Limited Partner will be entitled to receive a promissory note as evidence of its right to receive subordinated termination distributions from the OP equal to 15.0% of the amount by which the sum of the Company’s market value plus distributions exceeds the sum of the aggregate capital contributed plus an amount equal to an annual 6.0% cumulative, pre-tax, non-compounded annual return to investors in the Company’s initial public offering of common stock. The Special Limited Partner is able to elect to defer its right to receive a subordinated distribution upon termination until either a listing on a national securities exchange or other liquidity event occurs. If the Special Limited Partner or any of its affiliates receives the subordinated incentive termination distribution, the Special Limited Partner and its affiliates will no longer be entitled to receive the subordinated participation in net sales proceeds or the subordinated incentive listing distribution described above.
Under the Second A&R Advisory Agreement, upon the termination or non-renewal of the agreement, the Advisor will be entitled to receive from the Company all amounts due to the Advisor, including any change of control fee and transition fee (both described below), as well as the then-present fair market value of the Advisor’s interest in the Company. All fees will be due within 30 days after the effective date of the termination of the Second A&R Advisory Agreement.
Upon a termination by either party in connection with a change of control (as defined in the Second A&R Advisory Agreement), the Company would pay the Advisor a change of control fee equal to the product of four (4) and the “Subject Fees.”
Upon a termination by the Company in connection with a transition to self-management, the Company would pay the Advisor a transition fee equal to (i) $15.0 million plus (ii) the product of four multiplied by the Subject Fees, provided that the transition fee shall not exceed an amount equal to 4.5 multiplied by the Subject Fees.
The Subject Fees are equal to (i) the product of four multiplied by the actual base management fee plus (ii) the product of four multiplied by the actual variable management/incentive fee, in each of clauses (i) and (ii), payable for the fiscal quarter immediately prior to the fiscal quarter in which the change of control occurs or the transition to self-management, as applicable, is consummated, plus (iii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity raised (but excluding proceeds from the DRIP) in respect to the fiscal quarter immediately prior to the fiscal quarter in which the change of control occurs or the transition to self-management, as applicable, is consummated.
The right to termination of the Second A&R Advisory Agreement in connection with a change of control or transition to self-management is subject to a lockout period that requires the notice of any termination in connection with a change of control or transition to self-management to be delivered after February 14, 2019.